                              JEFFREY W. HENDERSON
                          LIMITED POWER OF ATTORNEY FOR
                        SECTION 16 REPORTING OBLIGATIONS

        Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Paul S. Williams, Stephen T. Falk, Aneezal H.
Mohamed and James E. Barnett each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

        (1)     prepare, execute, acknowledge,  deliver and file Forms 3, 4, and
5 (including any amendments  thereto) with respect to the securities of Cardinal
Health,  Inc.,  an Ohio  corporation  (the  "Company"),  with the United  States
Securities  and  Exchange   Commission  (the  "SEC"),  any  national  securities
exchanges and the Company,  as considered  necessary or advisable  under Section
16(a) of the  Securities  Exchange  Act of 1934 and the  rules  and  regulations promulgated thereunder, as amended from time to time (the "Exchange Act");

        (2)     prepare,  execute,  acknowledge,  deliver  and  file  Form  144s
(including any  amendments or  supplements  thereto) with respect to the sale of securities  of the  Company  by the  undersigned,  with  the SEC,  any  national securities exchanges and the Company, as considered necessary or advisable under
Rule 144 of the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time (the "1933 Act");

        (3)     seek or obtain, as the undersigned's  representative  and on the undersigned's  behalf,  information on transactions in the Company's  securities from any third party,  including brokers,  employee benefit plan  administrators and trustees,  and the undersigned  hereby authorizes any such person to release any such  information  to the  undersigned  and  approves  and ratifies any such release of information; and

        (4)     perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

        The undersigned acknowledges that:

        (1)     this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

        (2)     any documents prepared and/or executed by either such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

        (3)     neither the Company nor either of such attorneys-in-fact assumes
(i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange
Act; and

        (4)     this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

        The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

        This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of April, 2005.

                            /s/ Jeffrey W. Henderson
                            -----------------------------------
                            Signature

                                  JEFFREY W. HENDERSON
                            -----------------------------------
                            Print Name

STATE OF OHIO               )
                            )
COUNTY OF FRANKLIN          )

        On this 25th day of April, 2005, Jeffrey W. Henderson personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ Katherine L. Jenkins
                                        ---------------------------------------

                                        Notary Public

                                        My Commission Expires: October 10, 2006
                                                               ----------------

                                    [NOTARY SEAL]